Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS

At July 31, 2022

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.0%
International Equity Fund - 2.0%
Transamerica International Equity (A)	104,738	$ 1,899,947

Money Market Fund - 0.2%
Transamerica Government Money Market, 1.34% (A) (B)	168,226	168,226

U.S. Equity Funds - 8.2%
Transamerica Large Growth (A)	290,029	2,833,580
Transamerica Large Value Opportunities (A)	315,303	3,052,137
Transamerica Small Cap Growth (A)	144,966	956,773
Transamerica Small Cap Value (A)	139,323	958,539

		7,801,029

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 89.6%
Transamerica High Quality Bond (A)	1,731,356	$ 16,326,689
Transamerica High Yield Bond (A)	1,165,124	9,554,013
Transamerica Inflation-Protected Securities (A)	1,636,658	16,595,714
Transamerica Intermediate Bond (A)	4,561,526	41,966,039

		84,442,455

Total Investment Companies (Cost $100,833,202)		94,311,657

Total Investments (Cost $100,833,202)		94,311,657
Net Other Assets (Liabilities) - (0.0)% (C)		(44,306)

Net Assets - 100.0%		$ 94,267,351

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$94,311,657	$—	$—	$94,311,657

Total Investments	$94,311,657	$—	$—	$94,311,657

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of Transamerica Funds. The Fund’s transactions and earnings are as follows:

Affiliated Investments	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value July 31, 2022	Shares as of July 31, 2022	Dividend Income	Net Capital Gain Distributions
Transamerica Government Money Market	$148,087	$19,281,679	$(19,261,540)	$—	$—	$168,226	168,226	$262	$—
Transamerica High Quality Bond	19,035,817	588,651	(2,452,389)	(128,453)	(716,937)	16,326,689	1,731,356	248,499	—
Transamerica High Yield Bond	12,583,405	601,843	(2,353,734)	(85,037)	(1,192,464)	9,554,013	1,165,124	401,808	—
Transamerica Inflation-Protected Securities	19,584,346	1,213,463	(2,499,712)	183,532	(1,885,915)	16,595,714	1,636,658	877,312	—
Transamerica Intermediate Bond	51,568,010	2,515,562	(6,399,711)	(432,254)	(5,285,568)	41,966,039	4,561,526	781,818	813,333
Transamerica International Equity	2,490,550	126,173	(301,640)	25,967	(441,103)	1,899,947	104,738	86,155	—
Transamerica Large Growth	3,894,949	1,793,795	(711,050)	218,266	(2,362,380)	2,833,580	290,029	55,738	601,647
Transamerica Large Value Opportunities	3,728,687	623,047	(726,056)	15,928	(589,469)	3,052,137	315,303	325,377	237,644
Transamerica Small Cap Growth	1,305,948	295,809	(227,411)	24,837	(442,410)	956,773	144,966	21,196	96,683
Transamerica Small Cap Value	1,257,614	778,151	(475,241)	(27,507)	(574,478)	958,539	139,323	374,289	172,397

Total	$115,597,413	$27,818,173	$(35,408,484)	$(204,721)	$(13,490,724)	$94,311,657	10,257,249	$3,172,454	$1,921,704

(B)	Rate disclosed reflects the yield at July 31, 2022.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the period ended July 31, 2022. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Funds	Page 1

Transamerica Asset Allocation Short Horizon

NOTES TO SCHEDULE OF INVESTMENTS

At July 31, 2022

(unaudited)

INVESTMENT VALUATION

Transamerica Asset Allocation Short Horizon (the “Fund”) is a series of the Transamerica Funds.

All investments in securities are recorded at their estimated fair value. The Fund values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Fund’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at July 31, 2022, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Page 2